UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     December 21, 2004

WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 W. Estabrook Blvd. P. O. Box 1188 Milwaukee, WI	53201

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 414-908-1600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          The following information is being furnished under Item 5.02 of Form 8-K:

On December 21, 2004 Weyco Group, Inc. issued a press release announcing the retirement of  James Gorman, Senior Vice President of the Company and President of the Florsheim Division, and announced the appointment of David McGinnis as President of the Florsheim Division.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release issued by the registrant on December 21, 2004.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2004	WEYCO GROUP, INC.

/s/ JOHN WITTKOWSKE

John Wittkowske Senior Vice President/CFO

Exhibit Index

99.1	Press release, dated December 21, 2004